SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2002

HASTINGS MANUFACTURING COMPANY
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	1-3574 (Commission File Number)	38-0633740 (IRS Employer Identification no.)

325 North Hanover Street Hastings, Michigan (Address of principal executive offices)	49058 (Zip Code)

Registrant's telephone number,
including area code:  (269) 945-2491

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

	99.1	Hastings Manufacturing Company Press Release dated October 31, 2002.

Item 9.	Regulation FD Disclosure.

          On October 31, 2002, Hastings Manufacturing Company issued the press release attached as Exhibit 99.1 to this Form 8-K. This report and the exhibit are furnished, not filed.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2002	HASTINGS MANUFACTURING COMPANY

	By	/s/ Thomas J. Bellgraph
Thomas J. Bellgraph Vice President of Corporate Administration

EXHIBIT INDEX

Exhibit Number	Document

99.1	Hastings Manufacturing Company Press Release dated October 31, 2002.